SCHEDULE 14A INFORMATION

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PIMCO EQUITY SERIES VIT

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PIMCO EQUITY SERIES VIT

PIMCO Global Dividend Portfolio

650 Newport Center Drive

Newport Beach, California 92660

December 18, 2015

Dear Variable Contract Owner:

On behalf of the Board of Trustees of PIMCO Equity Series VIT (the “Trust”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of PIMCO Global Dividend Portfolio, the series of the Trust (the “Portfolio”), to be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific time.

Shares of the Portfolio are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). At the Meeting, Variable Contract Owners of the Trust will be asked to vote on the election of two Trustees to the Board of Trustees of the Trust.

Your vote is important. The proposal has been carefully reviewed by the Board of Trustees. They unanimously recommend that you vote for the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying proxy statement.

No matter how many votes you hold, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid additional mailings. If you have any questions regarding the proxy statement, please call (877) 536-1555.

Thank you in advance for your participation in this important event.

Sincerely,

Brent R. Harris
Chairman of the Board

PIMCO EQUITY SERIES VIT

PIMCO Global Dividend Portfolio

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held February 5, 2016

Dear Variable Contract Owner:

Notice is hereby given that a special meeting of shareholders of PIMCO Global Dividend Portfolio, the series of the Trust (the “Portfolio”), will be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the following proposal for the Trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect two Trustees to the Board of Trustees.

The Board of Trustees has fixed the close of business on December 10, 2015 as the record date for determining Variable Contract Owners entitled to notice of and to vote at the Meeting.

Shareholders may attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid additional mailings, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact DF King & Co. Inc., an ASTOne Company, at (877) 536-1555 Monday through Friday from 9 A.M. to 10 P.M. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 5, 2016. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.proxyonline.com/docs/PIMCOEquitySeries. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
December 18, 2015

PIMCO EQUITY SERIES VIT

PIMCO Global Dividend Portfolio

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(877) 536-1555

For account information call:

(800) 927-4648

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on February 5, 2016

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Equity Series VIT (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) for use at a special meeting of shareholders of the PIMCO Global Dividend Portfolio, the series of the Trust (the “Portfolio”) (the “Meeting”). The Meeting is scheduled to be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about December 18, 2015.

The purpose of the Meeting is to consider and act upon a proposal to elect two Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shares of the Portfolio are currently sold to segregated asset account (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Insurance Companies”). The Separate Accounts invest in shares of the Portfolio in accordance with allocation instructions received from owners of variable annuity contracts and variable life insurance policies (“Variable Contract Owners”). The Trust is soliciting votes from Variable Contract Owners in connection with the

Proposal. As such and for ease of reference, throughout this Proxy Statement, Variable Contract Owners may be referred to as “shareholders” of the Trust.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on December 10, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each share registered in his or her name. Shares of the Portfolio, which are held by the Separate Accounts, will be voted in accordance with the instructions received from the Variable Contract Owners. The total number of shares outstanding as of October 31, 2015 for the Portfolio and for each class of the Portfolio is set forth in Exhibit A.

Persons who, to the knowledge of the Trust, beneficially own more than five percent of the Portfolio’s outstanding shares as of October 31, 2015 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC (“PIMCO Investments”), the Portfolio’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Portfolio’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary at the principal executive office of the Trust, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. Because shares of the Portfolio are held through a variable annuity contract or variable life insurance policy (as discussed below), please consult with your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Only shareholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against the Trust’s shareholder list. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the Shares as of the record date, as well as a form of personal identification.

As you hold shares of the Portfolio through a variable annuity contract or a variable life insurance contract, if you do not vote your shares or do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Insurance Company specific instructions as to how you want your shares to be voted.

Shareholders can find important information about the Portfolio in the annual and semi-annual reports to shareholders, dated December 31, 2014 and June 30, 2015, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Trust at the above address, by calling the appropriate telephone number above or online at http://pvit.pimco-funds.com.

PROPOSAL: ELECTION OF TWO TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this proposal is to elect two nominees to the Board of Trustees, neither of whom currently serves as a Trustee of the Trust.

At the Meeting, Trustees of the Trust are to be elected, each to serve until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the two nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Ms. Jennifer Holden Dunbar and Mr. Ronald C. Parker. Ms. Dunbar and Mr. Parker are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Both of the nominees were then approved by the Governance Committee of the Board of Trustees and by the Board of Trustees.

Each of the nominees has consented to serve as a Trustee. The Board of Trustees knows of no reason why either of the nominees will be unable to serve, but in the event either nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

Nominees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
Jennifer Holden Dunbar (1963)	N/A	N/A	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Nominee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Ronald C. Parker (1951)	N/A	N/A	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

†	Trustees serve until their successors are duly elected and qualified.
*	The information for the individuals listed is as of October 31, 2015.
**	The term “Fund Complex” as used herein includes the Portfolio and the series of PIMCO Funds, PIMCO Equity Series, PIMCO Variable Insurance Trust and PIMCO ETF Trust. The nominees have also been nominated to the Board of Trustees of PIMCO Equity Series.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Ms. Dunbar has prior financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies. She also has gained relevant experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2015.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust since 2009.

Trustee and Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of shares in the Portfolio beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of October 31, 2015.

	Dollar Range of Equity Securities in the Portfolio		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
	Name of Portfolio	Dollar Range
Independent Trustee Nominees
Jennifer Holden Dunbar	None	N/A	Over $100,000
Ronald C. Parker	None	N/A	Over $100,000

*	The term “Family of Investment Companies” as used herein includes the Portfolio and the series of PIMCO Equity Series, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

The following table sets forth information describing the dollar range of shares in the Portfolio beneficially owned by each Trustee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the Trustee as of October 31, 2015.

	Dollar Range of Equity Securities in the Portfolio		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Portfolio	Dollar Range
Interested Trustee
Brent R. Harris	None	N/A	Over $100,000

Independent Trustees
E. Philip Cannon	None	N/A	Over $100,000
Peter B. McCarthy	None	N/A	Over $100,000

As of October 31, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trust for the fiscal year ended December 31, 2014, and the aggregate compensation paid by the Fund Complex for fiscal year ended December 31, 2014:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement as Part of Fund Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustee
Brent R. Harris	$0	$0	$0	$0

Independent Trustees
E. Philip Cannon	$18,500	N/A	N/A	$437,300
Peter B. McCarthy	$20,750	N/A	N/A	$112,500

[1]

During the Trust’s fiscal year ended December 31, 2014, each Trustee, other than the Trustee affiliated with PIMCO, or its affiliates (i.e., Mr. Harris), received an annual retainer of $10,500, plus $1,875 for each

Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,400 and each other committee chair received an additional annual retainer of $250. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $250 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $1,000 which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $500.
[2]

During the one-year period ended December 31, 2014, Mr. Cannon served as Trustee of PIMCO Funds, a registered open-end management investment company, as Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company and as Trustee of PIMCO ETF Trust, a registered open-end management investment company, and as Trustee of PIMCO Equity Series, a registered open-end management investment company. Mr. McCarthy joined the Boards of Trustees of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust on April 20, 2015.

For their services to PIMCO Funds, Messrs. Cannon and McCarthy receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $8,500, which amount is divided evenly among co-leads so that each individually receives an additional annual retainer of $4,250.

For their services to PIMCO Variable Insurance Trust, Messrs. Cannon and McCarthy receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $3,250, which amount is divided evenly among co-leads so that each individually receives an additional annual retainer of $1,625.

For their services to PIMCO ETF Trust, Messrs. Cannon and McCarthy receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $750 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $3,150, which amount is divided evenly among co-leads so that each individually receives an additional annual retainer of $1,575.

For their services to PIMCO Equity Series, Messrs. Cannon and McCarthy receives an annual retainer of $62,000, plus $6,250 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $9,000 and the governance committee chair receives an additional annual retainer of $750. Additionally, effective May 11, 2015, each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $375 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional annual retainer of $2,000, which amount is divided evenly among co-leads so that each individually receives an additional annual retainer of $1,000.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Equity Series VIT c/o Fund Administration, 650 Newport Center Drive, Newport Beach, CA 92660. When writing to the Board, shareholders should identify themselves, the firm through which they purchased the Portfolio, the share class they own (if applicable), and the number of shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Portfolio or is otherwise routine or ministerial in nature.

These Procedures shall not apply to any communication from an officer or Trustee of the Portfolio or any communication from an employee or agent of the Portfolio, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the Portfolio, as the full Board’s representative to attend meetings of the Portfolio’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. During the fiscal year ended December 31, 2014, there were four regular meetings of the Board.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board may also establish ad hoc committees from time to time. The Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as important liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows and encourages all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its self-evaluations, including formally once per year. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that serves to enhance effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other Trusts in the Fund Complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Portfolio, the Trust and the Fund Complex; and the management, distribution and other service arrangements of the Portfolio, the Trust and the Fund Complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO, PIMCO Investments and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

Audit Committee. The Board has a standing Audit Committee that currently consists of all of the Independent Trustees (currently Messrs. Cannon and McCarthy (Chair)). If elected, Ms. Dunbar and Mr. Parker will be members of the Audit Committee. The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2014, there were four meetings of the Audit Committee.

Valuation Oversight Committee. The Board has formed a Valuation Oversight Committee to which it has delegated responsibility for overseeing determination of the fair value of the Portfolio’s securities and other assets on behalf of the Board in accordance with the Portfolio’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of the Portfolio’s securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee currently consists of Messrs. Cannon (co-Lead), Harris, and McCarthy (co-Lead). However, the members of this committee may be changed by the Board of Trustees from time to time. If elected, Ms. Dunbar and Mr. Parker will be members of the Valuation Oversight Committee. During the fiscal year ended December 31, 2014, there were nine meetings of the Valuation Committee (the predecessor committee to the Valuation Oversight Committee).

Governance Committee. The Board also has a Governance Committee, which is currently composed of all of the Trustees (including Mr. Harris who is an “interested” Trustee). If elected, Ms. Dunbar and Mr. Parker will be members of the Governance Committee. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees (currently Messrs. Cannon (Chair) and McCarthy). The interested trustees who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

The Governance Committee requires that each prospective Trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that Trustees may not serve simultaneously in a similar capacity on the board of a registered investment company that is not sponsored or advised by the Portfolio’s investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective Trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition. The Governance Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustees. While the Governance Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Portfolio (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Portfolio.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the proposed Trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed Trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed Trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect Trustees.

All Trustee candidate submissions by Nominating Shareholders must be received by the Portfolio by the deadline for submission of any shareholder proposals which would be included in the Portfolio’s proxy statement for the next special meeting of shareholders of the Portfolio.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed Trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Portfolio shares that are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the Trustee candidate; (iv) the Trustee candidate’s contact information, age, date of birth and the number of Portfolio shares owned by the Trustee candidate; (v) all information regarding the Trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the Trustee candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the Trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the Trustee candidate would or would not be an “interested person” of the Portfolio, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the Trustee candidate, stating his or her intention to serve as a nominee and be named in the Portfolio’s proxy statement, if nominated by the Board of Trustees, and to be named as a Trustee if so elected.

During the fiscal year ended December 31, 2014, there were two meetings of the Governance Committee.

The Governance Committee charter is attached as Exhibit C.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for evolving fresh perspectives and knowledge, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance Committee.

Required Vote

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN will have no effect.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trust’s Supervision and Administration Agreement, including the costs of retaining DF King & Co. Inc., an ASTOne Company, which are estimated to be approximately $1,250. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trust at 650 Newport Center Drive, Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about December 18, 2015. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trust will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Quorum and Voting Requirements

The holders of one-third of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions will be treated as Shares that are present.

Insurance Companies that use shares of a series as funding media for their insurance products will vote shares of the Portfolio held by their separate accounts in accordance with the instructions received from the Variable Contract Owners. An Insurance Company also will vote shares of a series held in the separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An Insurance Company whose separate account invests in a series will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of Variable Contract Owners could determine the outcome of the vote if other owners fail to vote.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN will have no effect.

Adjournment

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Beneficial Ownership

As of October 31, 2015, the persons owning of record or beneficially 5% or more of the Portfolio’s Shares are set forth in Exhibit B.

Trustees and Officers of the Trust

The name, address, position and principal occupations during the past five years of the Trustees and principal executive officers of the Trust are listed in Exhibit D.

Independent Registered Public Accounting Firm

Information related to the Portfolio’s Independent Registered Public Accounting Firm is set out in Exhibit E.

Shareholder Proposals

The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Notice to Insurance Companies

Please advise the Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and shareholder reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

By Order of the Board of Trustees

Joshua D. Ratner, Secretary
December 18, 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

Copies of the PIMCO Equity Series VIT Annual Report for the fiscal year ended December 31, 2014 and the PIMCO Equity Series VIT Semi-Annual Report for the period ended June 30, 2015 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (800) 927-4648 or online at http://pvit.pimco-funds.com.

EXHIBIT A

As of October 31, 2015, the total number of shares outstanding for the Portfolio and for each class of the Portfolio is set forth in the table below:

Portfolio Name	Class	Shares Outstanding	Total Shares Outstanding
PIMCO Global Dividend Portfolio	Advisor	26,242,517.555	29,934,693.851
	Inst	3,692,176.296

A-1

EXHIBIT B

As of October 31, 2015 the following persons owned of record or beneficially 5% or more of the shares of a class of the Portfolio:

Portfolio Name	Class		Registration	Shares Beneficially Owned		Percentage of Outstanding Shares Owned
PIMCO Global Dividend Portfolio	Advisor	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	24,578,092.34	*	93.66%

PIMCO Global Dividend Portfolio	Inst	**	ALLIANZ LIFE OF NEW YORK, 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	295,612.58		8.01%

PIMCO Global Dividend Portfolio	Inst	**	ALLIANZ LIFE INS CO OF N AMERICA, ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	3,396,299.20	*	91.99%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

B-1

EXHIBIT C

PIMCO Equity Series VIT

Governance Committee Charter

The provisions of this charter apply to each of PIMCO Equity Series and PIMCO Equity Series VIT (the “Funds”).

Committee Membership

The membership of the Governance Committee (the “Committee”) for each Fund shall comprise all trustees of the Funds.1

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its Committees and to consider issues regarding Board succession, including the retirement, resignation or removal of Trustees, as necessary.

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

[1]

Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended, to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more Trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining Trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate trustee nominees submitted by shareholders in a different manner than other nominees.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) overall diversity of the Board’s composition.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund who are members of the Committee, at the request of and with the participation of the independent trustees, may participate in the process of identifying potential independent trustee candidates and in any related matters, as the independent trustees may request and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the Chairman of the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Funds and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make and discuss recommendations for any such action to and with the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. In the event that a Committee meeting is proposed outside of regularly scheduled meetings of the full Board, such meeting will be scheduled only with the unanimous prior consent of the members of the Committee.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this Charter periodically and recommend any changes to the full Board.

Governance Committee Chairman

1. The Committee shall appoint a Governance Chairman (“Chair”) by a vote of the majority of the members of the Committee. The Chair is encouraged to understand the subtleties of his/her duties as Chair of the Trusts’ Committee, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Chair may serve one additional consecutive five-year term. Such additional term may be shortened if a five-year term would extend beyond the Chair’s retirement date contemplated by the Board’s Statement of Retirement Policy (“Retirement Policy”).

3. The Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Chairman recused).

4. In the event the Chair is serving on the Board pursuant to a waiver of the Board’s Retirement Policy, the Chair shall resign as Chair at the time the Board grants such waiver. For the avoidance of doubt, a member of the Committee that is serving on the Board pursuant to a waiver of the Retirement Policy is not required to step down from the Committee.

History of Approvals and Amendments

Approved: March 30, 2010

Approved: February 28, 2011

Amended and Approved: February 29, 2012 (revisions relating to Appendix A and other non-material changes)

Approved: February 27, 2013

Approved: February 26, 2014

Amended and Approved: November 5, 2014 (revisions related to the Chairman position and other changes related to the Committee’s mission, powers and composition)

Amended and Approved: February 25, 2015 (revisions related to Committee composition and other non-substantive changes)

APPENDIX A

Procedures and Eligibility Requirements for Shareholder Submission of Trustee Candidates

A.	Nominating Shareholder Requirements

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B.	Deadlines and Limitations

The Funds do not hold annual meetings of shareholders. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

C.	Making a Submission

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Certain information concerning the current Trustees of the Trust is set forth below. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Trustees of the Trust

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustee[1]
Brent R. Harris (1959)	Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Funds; and Chairman and Trustee, PIMCO Variable Insurance Trust. Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
(1) Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** to be Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Independent Trustees
E. Philip Cannon (1940)	Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Peter B. McCarthy (1950)	Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

(†)	Trustees serve until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of October 31, 2015.
(**)	The term “Fund Complex” as used herein includes the Portfolio and the series of PIMCO ETF Trust, PIMCO Equity Series, PIMCO Funds and PIMCO Variable Insurance Trust.

Officers of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	02/2014 to present Senior Vice President 11/2013 to 02/2014 Vice President 03/2010 to 11/2013	Managing Director, PIMCO. President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	03/2010 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to present	Managing Director, PIMCO. Chief Compliance Officer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director and member of Executive Committee, PIMCO. Senior Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Douglas M. Hodge (1957) Senior Vice President	02/2014 to present 03/2010 to 05/2013 President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Trustee, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Kevin M. Broadwater (1964) Vice President – Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Joshua D. Ratner (1976) Vice President – Senior Counsel, Secretary	11/2013 to present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 03/2010 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	03/2010 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Funds. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Erik C. Brown (1967) Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Equity Series, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Funds, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

EXHIBIT E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Portfolio. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

PwC audited the financial statements of each series of the Trust for the fiscal year ended December 31, 2014. At a meeting held on February 25, 2015, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the Trust for the fiscal year ending December 31, 2015. PwC has audited the financial statements of the Portfolio for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Portfolio. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Portfolio’s annual financial statements included in the Portfolio’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Portfolio’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Portfolio, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Portfolio (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Portfolio during this period.

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non- Audit Services Provided to the Portfolio and Service Affiliates
2014	$45,331	$0	$1,500	$0	$8,313,959
2013	$52,452	$0	$1,500	$0	$6,537,069

E-1

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolio by the Portfolio’s independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolio. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolio’s independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

E-2

PROXY_PESVIT_121015

PIMCO GLOBAL DIVIDEND PORTFOLIO

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 5, 2016

RE: {INSURANCE COMPANY NAME}

The undersigned hereby instructs the above-mentioned Insurance Company/Qualified Plan to vote shares held in a Separate Account and attributable to the policy/account for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of the PIMCO Global Dividend Portfolio (the “Portfolio”), a series of PIMCO Equity Series VIT (the “Trust”), to be held at the Newport Beach Marriott Hotel & Spa, Cardiff Room, 900 Newport Center Drive, Newport Beach, California 92660 on February 5, 2016 at 10:00 A.M., Pacific Time and at any adjournment(s) or postponement(s) thereof. The Separate Account/Qualified Plan will vote shares attributable to your policy/account as indicated by the undersigned on the reverse side, or if no direction is indicated, the Separate Account/Qualified Plan will vote shares attributable to your policy/account “FOR” the proposal described on the reverse side (the “Proposal”). With respect to those shares for which no proxy instructions have been received by the Separate Account/Qualified Plan on or before February 5, 2016, the Separate Account/Qualified Plan will vote shares in the same proportion as those shares for which voting instructions have been received.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 5, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/PIMCOEquitySeries.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PIMCO GLOBAL DIVIDEND PORTFOLIO

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

By signing and dating above, you instruct the Separate Account/Qualified Plan to vote shares of the Portfolio attributed to your policy/account at the Special Meeting and all adjournments thereof. When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD

PROPOSAL

A.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1.	Nominees:

	(01) Jennifer Holden Dunbar	O	O

	(02) Ronald C. Parker	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]